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                                                                   Exhibit 10.36


                             SPACE ELECTRONICS INC.

                             1999 STOCK OPTION PLAN

         1. PURPOSE. The 1999 Stock Option Plan (the "Plan") is intended to advance the interests of Space Electronics Inc. (the "Company"), and its stockholders by encouraging and enabling selected "key employees" (as defined below) to acquire and retain a proprietary interest in the Company by ownership of its stock. For purposes of this Plan, the term "key employee" shall include employees of the Company, its parent corporation, Maxwell Technologies, Inc., and any majority-owned subsidiaries of Maxwell Technologies, Inc., upon whose judgment, initiative and effort the Company is dependent for success in the conduct of its business. Selected employees of the Company's parent corporation and subsidiaries of the parent corporation are included within the definition of "key employee" in recognition that the Company's success depends in part on the success of the combined corporate enterprise which includes the Company. It is intended that the Plan provide the flexibility for the issuance of options which qualify as incentive stock options ("incentive stock options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and options which do not so qualify ("non-qualified stock options").

         2.       DEFINITIONS.

                  (a) "Affiliate" means Maxwell Technologies, Inc. and each corporation in which such entity owns, directly or indirectly, more than 50% of the voting equity interests.

                  (b) "Agreement" means the agreement between the Company and the Optionee under which an option is granted, and setting forth the terms and conditions of the option and the Optionee's rights thereunder.

                  (c) "Board" means the Board of Directors of the Company.

                  (d) "Committee" means the Stock Option Committee (the members of which shall be appointed by the Board from among the directors of the Company) of the Board. If no such committee has been appointed by the Board, then the term "Committee" shall refer to the entire Board.

                  (e) "Common Stock" means the Company's common stock.

                  (f) "Date of Grant" means the date on which an option under the Plan is approved by the Committee.

                  (g) "Option" means an option granted under the Plan.


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                  (h) "Optionee" means a person to whom an option, which has not expired, has been granted under the Plan.

                  (i) "Successor" means the legal representative of the estate of the deceased Optionee or the person or persons who acquire the right to exercise an option by bequest or inheritance or by reason of the death of any Optionee.

         3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Committee which shall report all action taken by it to the Board. The Committee shall have full and final authority in its discretion, subject to the provisions of the Plan, to determine the number of shares and purchase price of Common Stock covered by each option, the individuals to whom and the time or times at which options shall be granted and the nature of each option granted under the Plan, i.e., whether the option will be an incentive stock option or a non-qualified stock option; to construe and interpret the Plan; to determine the terms and provisions of the respective Agreements, which need not be identical, including, but without limitation, terms covering the payment of the option price, and to make all other determinations and take all other actions deemed necessary or advisable for the proper administration of the Plan. All such actions and determinations of the Committee shall be conclusively binding for all purposes and upon all persons.

         4. COMMON STOCK SUBJECT TO OPTIONS. Unless amended in accordance with the provisions of Paragraph 11, and subject to adjustment under the provisions of Paragraph 7, the aggregate number of shares of the Company's Common Stock which may be issued upon the exercise of options granted under the Plan shall not exceed 750,000. The shares of Common Stock to be issued upon the exercise of options may be authorized but unissued shares, shares issued and reacquired by the Company or shares bought on the market for the purposes of the Plan. In the event any option shall, for any reason, terminate or expire or be surrendered without having been exercised in full, the shares subject to such option but not purchased thereunder shall again be available for options to be granted under the Plan.

         5. PARTICIPANTS. Options may be granted under the Plan to any person who, in the opinion of the Committee, is a key employee of the Company or any Affiliate.

         6. TERMS AND CONDITIONS OF OPTIONS. Any option granted under the Plan shall be evidenced by an Agreement executed by the Company and the Optionee and shall contain such terms and be in such form as the Committee may from time to time approve, subject to the following limitations and conditions:


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                  (a) OPTION PRICE. The option price per share with respect to each option shall be determined by the Committee but shall in no instance be less than 100% of the fair market value of a share of the Common Stock on the Date of Grant; provided that with respect to an option granted to an individual who, on the grant date, is the holder of stock representing more than 10% of the voting equity of the Company or any Affiliate (hereinafter a "10% Holder"), the option price for such option shall be no less than 110% of such fair market value. For the purposes hereof, fair market value shall be as determined by the Committee and such determination shall be binding upon the Company and upon the Optionee. The Committee may make such determination upon any factors which the Committee shall deem appropriate.

                  (b) PERIOD OF OPTION. Except for earlier termination as provided in Subparagraphs (g) and (h) of this Paragraph 6, and in Subparagraph (b) of Paragraph 7, the expiration date of each option shall be fixed by the Committee, but, notwithstanding any provision of the Plan to the contrary, such expiration date shall not be more than ten years from the Date of Grant or, with respect to a 10% Holder, five years from the Date of Grant.

                  (c) VESTING OF STOCKHOLDER RIGHTS. Neither an Optionee nor any Successor shall have any of the rights of a stockholder of the Company until the option with respect to the applicable shares shall have been duly exercised and the certificate evidencing such shares delivered to such Optionee or any Successor.

                  (d) EXERCISE OF OPTION. Each option shall be exercisable in such amounts and at such respective dates prior to the expiration of the option as provided in the Agreement.

                  (e) PAYMENT OF OPTION PRICE. Upon exercise of an option, the Optionee or Successor shall pay the option price by delivering to the
         Company:

                           (i) cash or a check payable to the Company in an
                  amount equal to the option price;

                           (ii) a stock certificate or certificates, duly
                  endorsed for transfer to the Company, representing shares of Common Stock of the Company owned by the Optionee or Successor which have a fair market value on the date of exercise equal to the option price; or

                           (iii) cash or a check payable to the Company and a
                  stock certificate or certificates, duly endorsed for transfer to the Company, representing shares of Common Stock owned by the Optionee or Successor, which, when added to the amount of the cash or check, have a fair market value on the date of exercise equal to the option price.


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                  For the purposes hereof, fair market value shall be determined by the Committee and such determination shall be binding upon the Company and upon the Optionee or Successor. The Committee may make such determination in accordance, with Paragraph 6(a) hereof by substituting "date of exercise" for "Date of Grant" each time the latter appears therein and upon any other factors which the Committee shall deem appropriate.

                  (f) NON-TRANSFERABILITY OF OPTION. No option shall be transferable or assignable by an Optionee, otherwise than by will or the laws of descent and distribution and each option shall be exercisable during the Optionee's lifetime only by the Optionee. No option shall be pledged or hypothecated in any way and no option shall be subject to execution, attachment or similar process.

                  (g) TERMINATION OF EMPLOYMENT. Upon termination of an Optionee's employment with the Company and all Affiliates other than by reason of the death of the Optionee, the option privileges of such Optionee shall be limited to the shares which were immediately purchasable by Optionee at the date of such termination and such option privilege shall expire unless exercised by Optionee within sixty (60) days after the date of such termination. The granting of an option to any person shall not alter in any way the Company's right to terminate such person's employment at any time for any reason, nor shall it confer upon the Optionee any rights or privileges except as specifically provided for in the Plan.

                  (h) DEATH OF OPTIONEE. If an Optionee dies while in the employ of the Company or any Affiliate, the option privileges of said Optionee shall be limited to the shares which were immediately purchasable by such Optionee at the date of death and such option privileges shall expire unless exercised by said Optionee's Successor within one (1) year after the date of death.

         7.       ADJUSTMENTS.

                  (a) In the event that the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of a recapitalization, reclassification, stock split-up, combination of shares, dividend or other distribution payable in capital stock, appropriate adjustment shall be made by the Board in the number, kind and exercise price of shares for the purchase of which options have theretofore been or may thereafter be granted under the Plan.


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                  (b) In the event that the Company shall determine to merge, consolidate or enter into any other reorganization with or into any other corporation, or in the event of any dissolution or liquidation of the Company, then in any such event, at the election of the Board, (i) appropriate adjustment shall be made by the Board in the number, kind and exercise price of shares for the purchase of which options have theretofore been and/or may thereafter be granted under the Plan, and if such event results in Maxwell Technologies, Inc. ceasing to own, directly or indirectly, more than 50% of the voting equity of the Company, each such adjusted option shall be fully vested and exercisable as to all shares thereunder regardless of an otherwise insufficient passage of time; or (ii) the Plan and any options theretofore granted under the Plan shall terminate as of the date of such merger, consolidation, reorganization, dissolution or liquidation, provided that written notice of such event shall have been given to each Optionee not less than 30 days prior to the date of such event. Upon any election by the Board pursuant to the provisions of clause
         (ii) of this Subparagraph (b), each Optionee shall have the right during the period commencing on the date the notice referred to in said clause (ii) is given and concluding on the date of such merger, consolidation, reorganization, dissolution or liquidation, as the case may be, to exercise such Optionee's outstanding and unexercised stock options, including shares as to which such options would not otherwise have been exercisable by reason of an insufficient lapse of time.

                  (c) All adjustments and determinations under this Paragraph 7 shall be made by the Board, whose decisions as to what adjustments or determinations shall be made, and the extent thereof, shall be final, binding and conclusive.

         8. DOLLAR LIMITATION ON INCENTIVE STOCK OPTIONS. The aggregate fair market value (determined as of the Date of Grant) of the Common Stock with respect to which incentive stock options are exercisable for the first time by any individual during any calendar year (under the Plan and all other stock option plans of the Company or any Affiliate) shall not exceed $100,000.

         9. RESTRICTIONS ON ISSUING SHARES. The exercise of each option shall be subject to the condition that if at any time the Company shall determine in its discretion that (i) the satisfaction of withholding tax or other withholding liabilities, or (ii) the listing, registration or qualification of any shares otherwise deliverable upon such exercise upon any securities exchange or under any state or federal law, or (iii) the consent or approval of any regulatory body, or (iv) the perfection of any exemption from any such withholding, listing, registration, qualification, consent or approval is necessary or desirable as a condition of, or in connection with, such exercise or the issuance, delivery or purchase of shares thereunder, then in any such event, such exercise shall not be effective unless such withholding, listing registration, qualification, consent, approval or exemption shall have been effected, obtained or perfected free of any conditions not acceptable to the Company.


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         10.      USE OF PROCEEDS. The proceeds received by the Company from the sale of its Common Stock pursuant to the exercise of options granted under the Plan shall be added to the Company's general funds and used for general corporate purposes.

         11. AMENDMENT, SUSPENSION AND TERMINATION OF THE PLAN. The Board may at any time suspend or terminate the Plan or may amend it from time to time in such respects as the Board may deem advisable in order that the options granted thereunder may conform to any changes in the law or in any other respect which the Board may deem to be in the best interests of the Company; PROVIDED, HOWEVER, that without approval by the stockholders of the Company representing a majority of the voting power, no such amendment shall (a) except pursuant to Paragraph 7, increase the maximum number of shares for which options may be granted under the Plan, (b) change the provisions of Subparagraph (a) of Paragraph 6 relating to the establishment of the option price, (c) change the provisions of Subparagraph (b) of Paragraph 6 relating to the expiration date of each option or (d) change the provisions of the second sentence of this Paragraph 11 relating to the term of this Plan. Unless the Plan shall theretofore have been terminated by the Board or as provided in Paragraph 12, the Plan shall terminate ten (10) years after the effective date of the Plan. No option may be granted during any suspension or after the termination of the Plan. Except as otherwise provided in the Plan, no amendment, suspension or termination of the Plan shall, without an Optionee's consent, alter or impair any of the right or obligations under any option theretofore granted to such Optionee under the Plan.

         12. EFFECTIVE DATE OF THE PLAN AND STOCKHOLDER APPROVAL. The effective date of the Plan shall be the date of its approval by the Board; provided, however, that in the event that stockholder approval of the Plan is not secured on or before the date which is twelve (12) months from the date of approval by the Board, the Plan shall thereupon terminate. Any options granted prior to the aforesaid stockholder approval being secured shall be subject to such approval being secured.

                                          SPACE ELECTRONICS INC.



                                          By:  /s/ Donald M. Roberts
                                               ----------------------------
                                               Donald M. Roberts, Secretary

                                          Date: March 1, 1999






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